EXHIBIT 24

POWER OF ATTORNEY

(Annual Report on Form 10-K for the year ended December 31, 2024)

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laura M. Turnquest, Executive Vice President, and Virxhini Gjonzeneli, Executive Vice President and Chief Financial Officer, or either of them, his or her attorneys-in-fact, for such person in any and all capacities, to execute, deliver and file with the Securities and Exchange Commission in his and her name and on his and her behalf, and in each of the undersigned director’s capacity as shown below, an Annual Report on Form 10-K for the year ended December 31, 2024, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all that either of said attorneys-in-fact, or substitute or substitutes, may do or cause to be done by virtue hereof. This Power of Attorney may be executed in one or more counterparts, each of which is an original, and all of which together constitute only one document.

IN WITNESS WHEREOF, the undersigned directors, in the capacity or capacities noted, has hereunto set his or her hand as of the dates indicated below.

By:

/s/ Joseph Fazio III	/s/ Michelle L. Gross
Joseph Fazio III, Chairperson	Michelle L. Gross, Vice Chairperson
Dated: January 31, 2025	Dated: January 31, 2025

/s/ Dean A. Ahlers	/s/ Kathleen Burns
Dean A. Ahlers, Director	Kathleen Burns, Director
Dated: January 31, 2025	Dated: January 31, 2025

/s/ James H. Hegenbarth	/s/ Mark J. Eppli
James H. Hegenbarth, Director	Mark J. Eppli, Director
Dated: January 31, 2025	Dated: January 31, 2025

/s/ Phyllis Lockett	/s/ Betsy A. Johnson
Phyllis Lockett, Director	Betsy A. Johnson, Director
Dated: January 31, 2025	Dated: January 31, 2025

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POWER OF ATTORNEY

(Annual Report on Form 10-K for the year ended December 31, 2024)

/s/ Kevin L. Newell	/s/ David J. Loundy
Kevin L. Newell, Director	David J. Loundy, Director
Dated: January 31, 2025	Dated: January 31, 2025

/s/ John Pietrowicz	/s/ Michael G. O'Rourke
John Pietrowicz, Director	Michael G. O’Rourke, Director
Dated: February 3, 2025	Dated: January 31, 2025

/s/ Lois A. Scott	/s/ Ty R. Taylor
Lois A. Scott, Director	Ty R. Taylor, Director
Dated: January 31, 2025	Dated: January 31, 2025

/s/ Kenneth D. Thompson	/s/ Daniel G. Watts
Kenneth D. Thompson, Director	Daniel G. Watts, Director
Dated: January 31, 2025	Dated: January 31, 2025

/s/ Maria E. Wynne	/s/ Andrea L. Zopp
Maria E. Wynne, Director	Andrea L. Zopp, Director
Dated: January 31, 2025	Dated: January 31, 2025

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